                                                                    Exhibit 4.15

                        DATED THE 12TH DAY OF APRIL, 1999

                         ASM PACIFIC TECHNOLOGY LIMITED

                                ASM ASIA LIMITED

                         ASM ASSEMBLY AUTOMATION LIMITED

                         ASM ASSEMBLY MATERIALS LIMITED

              THE COMPANIES WHOSE NAMES ARE SET OUT IN THE SCHEDULE

                                       and

                    A.H. DEL PRADO and LAM SEE PONG, PATRICK
                ------------------------------------------------
                                DEED OF ADHERENCE
                          RELATING TO PARTICIPATION IN
                       THE EMPLOYEE SHARE INCENTIVE SCHEME
                                       OF
                         ASM PACIFIC TECHNOLOGY LIMITED

               --------------------------------------------------







                              JENNIFER CHEUNG & CO.
                                   Solicitors
                                    Hong Kong
                                  (JC/0020/99)

THIS DEED is made the 12th day of April, 1999

BETWEEN:

(1)      ASM PACIFIC TECHNOLOGY LIMITED (the "Company");

(2)      ASM ASIA LIMITED;

(3)      ASM ASSEMBLY AUTOMATION LIMITED;

(4)      ASM ASSEMBLY MATERIALS LIMITED
         (parties (2) to (4) above inclusive being the "Subsidiaries");

(5) THE COMPANIES WHOSE NAMES ARE SET OUT IN SCHEDULE 1 (the "Participating New Subsidiaries"); and

(6)      A.H. DEL PRADO AND LAM SEE PONG, PATRICK.

And is supplemental to a Trust Deed executed by the Company, the Subsidiaries, Advanced Semiconductor Materials (Overseas) Limited and the Trustees on the 23rd day of March 1990 (the "Scheme").

WHEREAS:

A. The Company was incorporated on the 21st day of November 1988 and on the 5th day of December 1988 each of the Subsidiaries became a subsidiary of the Company.

B. Advanced Semiconductor Materials (Overseas) Limited was dissolved on 21st December, 1993.

C. Each of the Participating New Subsidiaries has become a Participating Company on the date set opposite its name in the Schedule (the "Participating Date") so that its eligible employees may participate in the Scheme as Designated Employees.

NOW THIS DEED WITNESSETH as follows:

1.       Terms defined in the Scheme bear the same meaning herein.

2. The parties hereto confirm and ratify the participation of each Participating New Subsidiaries as a Participating Company with effect from the Participating Date, and each Participating New Subsidiaries confirms that it has complied with the terms of the Scheme with effect from the Participating Date and agrees to be bound by the terms of the Scheme.

In witness whereof the parties hereto have set their hands and seals the day first above written.

THE COMMON SEAL of ASM PACIFIC      )
TECHNOLOGY LIMITED was              )
Hereunto affixed in the             )
Presence of:                        )




/s/  Arthur H. del Prado                    /s/  Patrick Lam See Pong
------------------------------------        ------------------------------------
A.H. Del Prado                              Lam See Pong, Patrick
Director                                    Director





THE COMMON SEAL of ASM ASIA         )
LIMITED was hereunto affixed        )
in the presence of:                 )




/s/  Arthur H. del Prado                    /s/  Patrick Lam See Pong
------------------------------------        ------------------------------------
A.H. Del Prado                              Lam See Pong, Patrick
Director                                    Director




THE COMMON SEAL of ASM              )
ASSEMBLY AUTOMATION LIMITED         )
was hereunto affixed in the         )
presence of:                        )




/s/  Arthur H. del Prado                    /s/  Patrick Lam See Pong
------------------------------------        ------------------------------------
A.H. Del Prado                              Lam See Pong, Patrick
Director                                    Director

THE COMMON SEAL of ASM              )
ASSEMBLY MATERIALS LIMITED          )
was hereunto affixed in the         )
presence of:                        )




/s/  Arthur H. del Prado                    /s/  Patrick Lam See Pong
------------------------------------        ------------------------------------
A.H. Del Prado                              Lam See Pong, Patrick
Director                                    Director




THE COMMON SEAL of ASM              )
TECHNOLOGY SINGAPORE PTE            )
LIMITED was hereunto affixed        )
in the presence of:                 )




/s/  Arthur H. del Prado                    /s/  Patrick Lam See Pong
------------------------------------        ------------------------------------
A.H. Del Prado                              Lam See Pong, Patrick
Director                                    Director




THE COMMON SEAL of CAPITAL          )
EQUIPMENT DISTRIBUTION LIMITED      )
was hereunto affixed in the         )
presence of:                        )




/s/  Patrick Lam See Pong                   /s/  Alan Fung Shu Kan
------------------------------------        ------------------------------------
Lam See Pong, Patrick                       Fung Shu Kan, Alan
Director                                    Director

SIGNED SEALED AND DELIVERED by      )
A.H. DEL PRADO in the presence      )
of:                                 )

/s/  Arthur H. del Prado                    /s/  Trudy Veldhuisen
                                            ------------------------------------
                                            Trudy Veldhuisen

SIGNED SEALED AND DELIVERED by      )
LAM SEE PONG, PATRICK in the        )
presence of:                        )

/s/  Patrick Lam See Pong                   /s/  Amy Wong Yee Man
                                            ------------------------------------
                                            Wong Yee Man, Amy

                                    SCHEDULE

                         PARTICIPATING NEW SUBSIDIARIES

Name                                                         Participating Date
----                                                         ------------------
ASM TECHNOLOGY                                               9th December, 1989
SINGAPORE PTE
LIMITED

CAPITAL EQUIPMENT                                            23rd February, 1996
DISTRIBUTION LIMITED